Exhibit 99.1
Q2 Appoints New Chief Financial Officer
Jennifer Harris announces retirement; seasoned financial executive David Mehok named CFO

Austin, Texas, November 4, 2020 – Q2 (NYSE: QTWO), a leading provider of digital transformation solutions for banking and lending, announced today that David Mehok will be joining the company as its new chief financial officer, effective November 9, 2020. Mehok will succeed Jennifer Harris, who has announced her intention to retire. Harris will stay on through March 2021, to assist with Mehok’s orientation and ensure an orderly transition.

Mehok has more than 20 years of financial management experience and brings an extensive background in global corporate finance, financial planning and analysis, investor relations, strategic planning, mergers and acquisitions, financial accounting and operations. Mehok joins Q2 from Epicor Software Corporation, where he was chief financial officer from January 2018 until its purchase by a private equity firm in the past month. Mehok led Epicor’s global finance, accounting, IT, operations and legal organizations.

Prior to his time at Epicor, from January 2015 until January 2018, Mehok served as Chief Financial Officer of CLEAResult Consulting, Inc., the largest provider of energy efficiency programs and services in North America, where he helped drive strong growth and integrated multiple acquisitions. Prior to that, Mehok served in a variety of increasingly significant finance roles over 18 years with Dell, Inc., including from April 2014 until January 2015 as Divisional Chief Financial Officer/Controller, U.S. Preferred Accounts/Dell Canada, one of Dell’s largest customer segments, from February 2011 until April 2014 as Investor Relations Officer and from January 2009 until February 2011 in Dell’s Consumer Business Unit, leading financial planning and analysis, including an interim role as Chief Financial Officer, Dell Consumer. Mehok holds a B.S. in Accounting from Villanova University and an M.B.A. in Finance from the University of Texas at Austin.

"David is a seasoned leader who has a proven track record of improving business results, leading large and small teams and formulating and driving critical business strategies," said Matt Flake, CEO of Q2. "He’s a natural fit for Q2’s culture, and we are thrilled to welcome him to our leadership team as we continue to scale our financial and strategic planning operations to meet the exciting market opportunity ahead of us."

"On behalf of our board of directors and all of Q2, I thank Jennifer for her extraordinary contributions throughout her impressive tenure at Q2," said Flake. "She has been a great leader, mentor and colleague, and she has created tremendous value for our company, our stockholders and our employees. In her seven years as CFO, Jennifer’s steady hand has helped guide Q2 through its phenomenal growth, creating a world-class finance and accounting organization that is poised to take on the next exciting stages of Q2’s journey. I wish Jennifer all the best in this well-deserved next chapter of her life. "

"I am thrilled to join Q2 and have admired for some time Q2’s success and commitment to its mission to build strong and diverse communities by strengthening their financial institutions,” said Mehok. "Q2 has a culture of respect, dedication and service, a proven business model, and a compelling market opportunity. I look forward to working with the team to further advance the digital transformation occurring within financial services. "

As CFO, Mehok will lead Q2’s global finance and accounting organization and be responsible for accounting, treasury, financial planning and analysis, tax, investor relations and legal. He will report directly to Flake.

About Q2 Holdings, Inc.
Q2 is a financial experience company dedicated to providing digital banking and lending solutions to banks, credit unions, alternative finance, and fintech companies in the U.S. and internationally. With comprehensive end-to-end solution sets, Q2 enables its partners to provide cohesive, secure, data-driven experiences to every account holder – from consumer to small business and corporate. Headquartered in Austin, Texas, Q2 has offices throughout the world and is publicly traded on the NYSE under the stock symbol QTWO. To learn more, please visit Q2.com.

Forward-looking Statements

This press release contains forward-looking statements, including statements about: Mehok’s ability and fit; Q2’s intent and readiness to scale its financial and strategic planning operations; Q2’s market opportunity; Q2’s proven business model; and, the digital transformation occurring within financial services. The forward-looking statements contained in this press release are based upon Q2’s historical performance and its current plans, estimates, and expectations and are not a representation that such plans, estimates or expectations will be achieved. Factors that could cause actual results to differ materially from those described herein include the adverse impacts of the COVID-19 pandemic on Q2’s business operations and on global economic and financial markets, including on Q2’s customers, partners and suppliers and employees and business, as well as risks related to: (a) the risk of increased competition in its existing markets and as it enters new sections of the market with Tier 1 customers, new markets with Alt-FIs and fintechs and new products and services; (b) the risk that COVID-19, the elections or other factors continue to negatively impact or disrupt the markets for Q2’s solutions and that the markets for Q2’s solutions do not return to normal or grow as anticipated, in particular with respect to Tier 1 customers and Alt-FI and fintech customers; (c) the risk that Q2’s increased focus on selling to larger Tier 1 customers may result in greater uncertainty and variability in Q2’s business and sales results; (d) the risk that changes in Q2’s market, business or sales organization negatively impacts its ability to sell its products and services; (e) the challenges and costs associated with selling, implementing and supporting Q2’s solutions, particularly for larger customers with more complex requirements and longer implementation processes, including risks related to the timing and predictability of sales of Q2’s solutions and the impact that the timing of bookings may have on Q2’s revenue and financial performance in a period; (f) the risk that errors, interruptions or delays in Q2’s products or services or Web hosting negatively impacts Q2’s business and sales; (g) risks associated with data breaches and breaches of security measures within Q2’s products, systems and infrastructure and the resultant harm to Q2’s business and its ability to sell its products and services; (h) the impact that a slowdown in the economy, financial markets and credit markets may have on Q2’s customers and Q2’s business sales cycles, prospects and customers’ spending decisions and timing of implementation decisions, particularly in regions where a significant number of Q2’s customers are concentrated; (i) the difficulties and risks associated with developing and selling complex new solutions and enhancements with the technical and regulatory specifications and functionality required by customers and governmental authorities; (j) the risks inherent in technology and implementation partnerships that could cause harm to Q2’s business; (k) the difficulties and costs Q2 may encounter with complex implementations of its solutions and the resulting impact on reputation and the timing of its revenue from any delayed implementations; (l) the risk that Q2 will not be able to maintain historical contract terms such as pricing and duration; (m) the risks associated with managing growth and the challenges associated with improving operations and hiring, retaining and motivating employees to support such growth; (n) the risk that modifications or negotiations of contractual arrangements will be necessary during Q2’s implementations of its solutions or the general risks associated with the complexity of Q2’s customer arrangements; (o) the risks associated with integrating acquired companies and successfully selling and maintaining their solutions; (p) the risks associated with anticipated higher operating expenses in 2020 and beyond; (q) litigation related to intellectual property and other matters and any related claims, negotiations and settlements; (r) the risks associated with further consolidation in the financial services industry; (s) risks associated with selling Q2 solutions internationally; and (t) the risk that Q2 debt repayment obligations may adversely affect its financial condition and cash flows from operations in the future and that Q2 may not be able to obtain capital when desired or needed on favorable terms.

MEDIA CONTACT
Beth Williams
Q2 Holdings, Inc.
1-512-293 -6013
beth.williams@Q2.com

INVESTOR CONTACT
Josh Yankovich
Q2 Holdings, Inc.
1-512-682-4463
josh.yankovich@Q2.com